First Quarter 2023 Supplemental Information APRIL 24, 2023

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests, including with respect to the effects of the COVID-19 pandemic, and their impact on the Company’s loan portfolio, financial condition and business operations; accelerating inflationary trends, spurred by multiple factors including high commodity prices, a tight labor market, and low residential vacancy rates, may result further in interest rate increases and lead to increased market volatility; higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds and an increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing agreements the Company uses to finance its loan investments; the economic impact of escalating global trade tensions, the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; how widely utilized COVID-19 vaccines will be, whether they will be effective in preventing the spread of COVID-19 (including its variant strains), and their impact on the ultimate severity and duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the impact of, and market dislocations that may result from, governmental intervention in the economic and financial system or from regulatory reform of the oversight of financial markets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company’s existing investments; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; deterioration in the performance of the properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments, risks in collection of contractual interest payments, and potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company’s investments; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company’s relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company’s stockholders in the future; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company’s qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940, as amended; authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of April 24, 2023. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2023 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$8.0 B
Investment Portfolio

100%
Senior Loans

57%
Multifamily & Industrial

$124 M
Average Loan Size[(1)]

100%
Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily and office properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$9.0 B
Financing Capacity

76%
Fully Non-Mark-to-Market[(2)]

$892 M
Current Liquidity[(3)]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

14%
KKR Ownership in KREF

$504 B
Global AUM[(4)]

$24 B
Balance Sheet[(4)]

$64 B
Real Estate AUM[(4)(5)]

160+
Real Estate Professionals[(4)]

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes
(3) Includes $254 million in cash, $610 million undrawn corporate revolver capacity and $28 million of available borrowings based on existing collateral
(4) As of December 31, 2022
(5) Figures represent AUM across all KKR real estate transactions

KREF

3

4 First Quarter 2023 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts, and excludes loans accounted for under the cost recovery method • 1Q Net Loss(1) of ($0.45) per diluted share (includes a CECL provision of $60 million, or ($0.88) per diluted share) • 1Q Distributable Earnings(2) of $0.48 per diluted share • Book Value per Common Share (“BVPS”) of $17.16 per share, compared to $18.00 per share as of 4Q'22 (includes a CECL allowance of $172 million, or ($2.48) per share, representing 224 basis points of loan principal balance) • $8.0 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 8.5% • Multifamily and industrial assets represent 57% of loan portfolio • Weighted average risk rating of 3.2 • Funded $204 million relating to loans closed in previous quarters • Received $87 million in loan repayments • Collected 100% of interest payments due in 1Q • Monitoring seven watch list loans, including six office assets Financials Portfolio Liquidity & Capitalization • $892 million of available liquidity, including $254 million of cash and $610 million undrawn capacity on the corporate revolver • Diversified financing sources totaling $9.0 billion with $2.7 billion of undrawn capacity • 76% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • Extended a $600 million repurchase facility maturity date to December 2025 and a $500 million warehouse facility maturity date to March 2026 • Excluding match-term secured financing and subsequent to the convertible notes due May 2023, there are no debt maturities due until 2025

5 1Q'23 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the principal amount on our loan portfolio including non-consolidated senior interests, one real estate owned asset and CMBS B-Pieces held through an equity method investment (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligations, less cash to (ii) total permanent equity, in each case, at period end (5) Book value per share includes CECL allowance of $172 million or ($2.48) per common share Income Statement ($ in Millions) 1Q'23 Net Interest Income $46.6 Other Income 4.6 Operating Expenses (15.8) Provision for Credit Losses (60.5) Preferred Stock Dividends (5.3) Other (0.4) Net Income (Loss) Attributable to Common Stockholders ($30.8) Net Income (Loss) per Share, Diluted ($0.45) Distributable Earnings(1) $33.1 Distributable Earnings per Share, Diluted(1) $0.48 Dividend per Share $0.43 Diluted Weighted Average Shares Outstanding 69,095,011 Balance Sheet ($ in Millions) 1Q'23 Total Portfolio(2) $8,034.0 Term Credit Facilities 1,528.7 Term Lending Agreements 1,536.6 Secured Term Loan 345.6 Convertible Notes 143.8 Total Debt $3,554.7 Collateralized Loan Obligations 1,942.8 Term Loan Facility 644.4 Asset Specific Financing 184.8 Total Leverage $6,326.7 Cash 254.1 Total Equity 1,513.1 Common Shareholders' Equity 1,185.4 Debt-to-Equity Ratio(3) 2.2x Total Leverage Ratio(4) 4.0x Book Value per Share(5) $17.16 Shares Outstanding 69,095,011

6 $0.46 $0.21 ($0.45) $0.47 $0.18 $0.48 Net Income (Loss) per Diluted Share Distributable Earnings per Diluted Share 1Q'22 4Q'22 1Q'23 Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) 4Q'22 Distributable earnings before realized losses on loan write-offs is $0.54 per share Net Income and Distributable Earnings Dividends and Book Value Per Share $0.43 ($ in Millions) 1Q'22 4Q'22 1Q'23 Net income (loss)(1): $29.8 $14.6 ($30.8) Distributable earnings(2): $29.8 $12.4 $33.1 1Q'22 4Q'22 1Q'23 Dividend per share: $0.43 $0.43 $0.43 Dividend yield on book value per share: 8.8% 9.6% 10.0% $19.46 $18.00 $17.16 Book Value per Share 1Q'22 4Q'22 1Q'23 (3)

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Portfolio Funding Activity – Outstanding Principal(1) Future Funding Obligations(2) ($ in Millions) $7,254 $7,254 $7,888 $7,888 $7,888 $7,726 $7,726 $7,726 $7,726 $7,726 $7,916 $7,916 $8,034 $8,034 $1,449 $1,078 $444 $1,412 $225 $387 $1,649 $424 $209 $25 $1,544 $204 $87 $1,347 $8,703 $9,300 $9,375 $9,460 $9,381 1Q'22 Portfolio 2Q'22 Fundings 2Q'22 Repayments 2Q'22 Portfolio 3Q'22 Fundings 3Q'22 Repayments 3Q'22 Portfolio 4Q'22 Fundings 4Q'22 Repayments 4Q'22 Write-off 4Q'22 Portfolio 1Q'23 Fundings 1Q'23 Repayments 1Q'23 Portfolio

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

($ in Millions)



$3,745
$5,233
$5,330
$7,254
$8,034
1Q'19
1Q'20
1Q'21
1Q'22
1Q'23

Geography[1]



18%
16%
11%
8%
5%
5%
10%
6% Washington, D.C.
Other <5%: 21%

Investment Type[2]



Senior
Loans
100%

Interest Rate Type

100% Floating



LIBOR
36%
SOFR
64%

Property Type



Hospitality
5%
Other[4]
5%
Life Science[3]
8%
Industrial
13%
Multifamily
44%
Office
25%



Office[5]
Class-B
6%
Class-A
94%
85%



Multifamily
Class-B
30%
Class-A
70%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our loan portfolio

(1) Map excludes one real estate owned asset with a net carrying value of $81 million

(2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage

(3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space

(4) "Other" property types include: 2% Condo (Residential), 1% Student Housing, 1% Single Family Rental and 1% Self-Storage

(5) Office property certification % is based on current principal loan balance; see description for LEED certification in the appendix

KREF

8

9 0% 0% 88% 6% 6% 1 2 3 4 5 0% 0% 87% 9% 4% 1 2 3 4 5 Weighted Average Risk Rating(3): 3.2 Portfolio Credit Quality Overview (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted in the footnotes to the “Portfolio Details” Summary in the Appendix (2) Includes non-consolidated senior interests and excludes two 5 risk-rated loans (3) Weighted average is weighted by current principal amount Collected 100% of interest payments due on loan portfolio Loan-to-Value(1)(2) Risk Rating Distribution Weighted Average LTV(3): 66% (% of loan portfolio) (% of loan portfolio) 1Q'23 4Q'22 Weighted Average LTV(3): 66% Weighted Average Risk Rating(3): 3.2 1Q'23 4Q'22 21% 20% 31% 24% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 22% 20% 31% 23% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 0 70 3 3 Loan Count 0 0 68 5 2 Loan Count

10 Case Studies: Watch List Loans (Risk Rating 5) Investment Minneapolis Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2017 April 2019 Collateral Two Class-A Office Buildings totaling 1.1mm SF 4-Building, 711k RSF Office Portfolio Loan Purpose Refinance Acquisition Location Minneapolis, MN Philadelphia, PA Committed Amount $194 million $177 million Current Principal Amount $194 million $153 million Loan Basis $179 / SF $214 / SF Coupon LIBOR + 3.8% LIBOR + 2.6% Max Remaining Term (Yrs.) 0.1 1.1 Loan Risk Rating 5 5

Case Studies: Watch List Loans (Risk Rating 4)

Investment	Mountain View Office	Washington, D.C. Office	Washington, D.C. Office	Chicago Office	West Hollywood Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	July 2021	November 2021	December 2019	July 2019	January 2022
Collateral	Five Class-A Office Buildings totaling 446k SF	Class-A Office totaling 357k SF	Class-A Office totaling 200k SF	Class-A Office totaling 1.0 million SF	37-unit Class-A Multifamily
Loan Purpose	Acquisition	Refinance	Refinance	Refinance	Refinance
Location	Mountain View, CA	Washington, D.C.	Washington, D.C.	Chicago, IL	West Hollywood, CA
Committed Amount	$250 million[(1)]	$188 million	$176 million	$150 million	$102 million
Current Principal Amount	$198 million	$173 million	$154 million	$118 million	$102 million
Loan Basis	$643 / SF	$485 / SF	$755 / SF	$114 / SF	$2,756,757 / unit
Coupon	SOFR + 3.4%	LIBOR + 3.3%	LIBOR + 3.4%	SOFR + 3.3%	LIBOR + 3.0%
Max Remaining Term (Yrs.)	3.4	3.7	1.8	1.4	3.9
Loan Risk Rating	4	4	4	4	4

(1) The total whole loan facility is $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 69% of the loan or $250 million

KREF

11

Financing Overview: 76% Non-Mark-To-Market

Diversified financing sources totaling $9.0 billion with $2.7 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon(1)	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$1,529	+1.8%	68.9%	(2)
Term Lending Agreements	$2,167	$1,537	+1.8%	75.7	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$346	$346	+3.5%	—	✓
Convertible Notes	$144	$144	6.1%	—	✓
Corporate Revolving Credit Facility	$610	$0	n/a	—	✓
Total Debt	**$5,607**	**$3,555**			
Collateralized Loan Obligations	$1,943	$1,943	+1.5%	84.5%	✓
Term Loan Facility	$1,000	$644	+1.8%	80.4%	✓
Asset Specific Financing	$491	$185	+2.9%	82.2%	✓
Total Leverage	**$9,040**	**$6,327**			

Leverage Ratios



2.2x
4.0x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing(5)



Term Credit Facilities 24%
Collateralized Loan Obligations 30%
Term Lending Agreements 24%
Term Loan Facility 10%
Secured Term Loan 5%
Senior Loan Interests 4%
Asset Specific 3%
Non-Mark-to-Market 76%

(1) Weighted average coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end
(5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes

KREF

12

13 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $715 $574 $240 $1,529 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 10 Loans / $974 11 Loans / $822 7 Loans / $422 28 Loans / $2,218 Final Stated Maturity(1) September 2026 December 2025 October 2025 - Weighted Average Pricing(2) +1.5% + 2.0% +2.4% +1.8% Weighted Average Advance 73.4% 69.8% 56.8% 68.9% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (3) Based on principal balance of financing Property Type(3): Multifamily 37% Office 34% Life Science 15% Industrial 12% Single Family Rental 2%

14 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $100 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of March 31, 2023 (1) $254 $864 $254 $610 $28 $892 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

15 Portfolio Positioned for Rate Environment 100% floating-rate loan portfolio continues to benefit from a rising rate environment 64% indexed to Term SOFR and 36% to one-month LIBOR Annual Net Interest Income Per Share Sensitivity to Change in Market Rates One-month LIBOR = 4.86% Term SOFR = 4.80% As of March 31, 2023 ($ Impact Per Share) Note: Based on portfolio as of March 31, 2023 Change in LIBOR/SOFR ($0.16) ($0.08) $0.00 $0.08 $0.16 -1.00% -0.50% 0.00% +0.50% +1.00% ($0.20) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20

16 Appendix

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	LTV[4][8]	Risk Rating
Senior Loans[9]													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$363.9	$81.6	+3.3%	3.5	$ 327,843 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	99.8	12.4	+4.2%	4.4	$ 747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	260.4	260.4	131.4	36.7	+3.6%	4.0	$ 855 / SF	63%	3
4	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	250.0	38.6	+3.6%	2.9	$ 466,400 / unit	68%	3
5	Senior Loan	Various	Industrial	4/28/2022	252.3	252.3	252.3	49.6	+2.7%	4.1	$ 98 / SF	64%	3
6	Senior Loan	Mountain View, CA	Office	7/14/2021	250.0	250.0	197.5	51.3	+3.4%	3.4	$ 643 / SF	73%	4
7	Senior Loan	Bronx, NY	Industrial	8/27/2021	228.7	228.7	177.4	39.5	+4.2%	3.4	$ 277 / SF	52%	3
8	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	216.5	39.2	+4.0%	1.2	$ 202,336 / unit	74%	3
9	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	87.5	+3.8%	0.1	$ 179 / SF	n.a.	5
10	Senior Loan	Various	Industrial	6/15/2022	187.8	187.8	160.2	31.4	+2.9%	4.3	$ 115 / SF	50%	3
11	Senior Loan	Washington, D.C.	Office	11/9/2021	187.7	187.7	173.2	44.1	+3.3%	3.7	$ 485 / SF	55%	4
12	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.4	+3.3%	2.9	$ 506 / SF	71%	3
13	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	176.9	34.0	+4.2%	3.5	$ 194,570 / key	64%	3
14	Senior Loan	Philadelphia, PA	Office	4/11/2019	176.7	176.7	153.0	23.4	+2.6%	1.1	$ 214 / SF	n.a.	5
15	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	154.3	64.0	+3.4%	1.8	$ 755 / SF	58%	4
16	Senior Loan	New York, NY	Condo (Residential)	12/20/2018	173.5	173.5	167.8	59.5	+3.7%	0.8	$ 1,395 / SF	69%	3
17	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	170.7	26.9	+2.8%	3.8	$ 210,275 / unit	73%	3
18	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	146.6	29.4	+3.6%	3.1	$ 609 / SF	66%	3
19	Senior Loan	Various	Self Storage	12/21/2022	320.0	160.0	43.5	9.7	+3.8%	4.8	$ 202 / SF	67%	3
20	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	135.3	21.3	+4.3%	2.6	$ 416 / SF	55%	3
21	Senior Loan	Plano, TX	Office	2/6/2020	150.7	150.7	150.7	23.4	+2.8%	1.9	$ 209 / SF	63%	3
22	Senior Loan	Chicago, IL	Office	7/15/2019	150.0	150.0	118.2	21.1	+3.3%	1.4	$ 114 / SF	57%	4
23	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	0.0	(1.3)	+4.5%	4.5	$ 885 / SF	53%	3
24	Senior Loan[10]	Various	Industrial	6/30/2021	283.6	141.8	91.6	59.8	+5.5%	3.3	$ 72 / SF	62%	3
25	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	114.6	33.1	+3.1%	3.5	$ 731 / SF	69%	3
26	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	138.0	27.6	+3.7%	3.7	$ 439 / SF	68%	3
27	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	30.8	+3.4%	1.0	$ 351,282 / unit	59%	3
28	Senior Loan[11]	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	131.8	32.8	+2.9%	3.9	$ 439,225 / unit	65%	3
29	Senior Loan	Fontana, CA	Industrial	5/11/2021	132.0	132.0	94.8	55.6	+4.7%	3.2	$ 113 / SF	64%	3
30	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	130.0	130.0	130.0	24.2	+3.5%	0.7	$ 375,723 / key	66%	3
31	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	90.1	23.7	+3.6%	3.9	$ 615 / SF	68%	3
32	Senior Loan	Irving, TX	Multifamily	4/22/2021	117.6	117.6	112.6	17.9	+3.3%	3.1	$ 124,028 / unit	70%	3
33	Senior Loan	Philadelphia, PA	Office	1/12/2023	116.5	116.5	111.5	61.8	+3.3%	3.9	$ 114 / SF	53%	3
34	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	72.9	18.5	+4.0%	3.8	$ 1,072 / SF	51%	3
35	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	17.1	+2.9%	3.2	$ 155,602 / unit	74%	3
36	Senior Loan	Miami, FL	Multifamily	10/28/2022	110.4	110.4	94.0	22.6	+3.8%	4.6	$ 333,333 / unit	51%	3
37	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	106.3	106.3	102.0	20.0	+2.7%	3.8	$ 193,182 / unit	61%	3
38	Senior Loan	Doral, FL	Multifamily	12/10/2021	212.0	106.0	106.0	21.1	+2.9%	3.7	$ 335,975 / unit	77%	3
39	Senior Loan	San Diego, CA	Multifamily	10/20/2021	103.5	103.5	103.5	18.6	+2.8%	3.6	$ 448,052 / unit	71%	3
40	Senior Loan	Orlando, FL	Multifamily	12/14/2021	102.4	102.4	90.1	22.9	+3.1%	3.8	$ 237,808 / unit	74%	3
41	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	102.0	102.0	102.0	15.4	+3.0%	3.9	$ 2,756,757 / unit	65%	4
42	Senior Loan	Boston, MA	Industrial	6/28/2022	285.5	100.0	99.3	20.3	+3.0%	4.3	$ 198 / SF	52%	3
43	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	59.3	10.8	+3.2%	4.9	$ 217 / SF	55%	3
44	Senior Loan	Phoenix, AZ	Industrial	1/13/2022	195.3	100.0	44.6	10.6	+4.0%	3.9	$ 57 / SF	57%	3
45	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	93.4	17.6	+3.4%	4.7	$ 239,398 / unit	63%	3
46	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	90.8	17.7	+3.1%	3.4	$ 784 / SF	71%	3
47	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	65.9	10.5	+3.1%	3.9	$ 195,473 / unit	75%	3
48	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	77.5	15.1	+2.8%	3.8	$ 238,488 / unit	67%	3
49	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.3	+2.9%	3.6	$ 304,422 / unit	76%	3
50	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	25.6	+3.3%	2.9	$ 294 / SF	65%	3

*See footnotes on subsequent page

KREF

17

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	LTV[4][8]	Risk Rating
Senior Loans[9]													
51	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	$86.8	$86.8	$78.6	$13.7	+3.1%	3.8	$ 213,615 / unit	74%	3
52	Senior Loan	San Antonio, TX	Multifamily	6/1/2022	246.5	86.3	80.3	19.7	+2.8%	4.2	$ 103,007 / unit	68%	3
53	Senior Loan	Scottsdale, AZ	Multifamily	5/9/2022	169.0	84.5	84.5	12.9	+2.9%	4.2	$ 457,995 / unit	64%	3
54	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	82.9	82.9	78.1	16.5	+3.0%	4.1	$ 244,139 / unit	68%	3
55	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	14.9	+3.1%	3.8	$ 327,935 / unit	74%	3
56	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	49.5	16.6	+4.9%	3.1	$ 157,092 / unit	50%	3
57	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	70.9	11.8	+3.8%	2.5	$ 393,858 / unit	73%	3
58	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.0	11.9	+2.7%	3.5	$ 289,128 / unit	78%	3
59	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.7	10.9	+3.5%	2.7	$ 266,727 / unit	63%	3
60	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	10.0	+3.9%	3.4	$ 189,444 / unit	70%	3
61	Senior Loan	Manassas Park, VA	Multifamily	2/25/2022	68.0	68.0	68.0	13.2	+2.7%	3.9	$ 223,684 / unit	73%	3
62	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	66.1	17.7	+2.8%	4.0	$ 248,572 / unit	75%	3
63	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.7	10.4	+3.7%	3.8	$ 281,237 / key	68%	3
64	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	58.3	15.0	+3.0%	3.8	$ 193,189 / unit	67%	3
65	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	54.4	10.5	+3.0%	3.8	$ 157,709 / unit	67%	3
66	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.1	11.0	+2.7%	4.1	$ 164,107 / unit	79%	3
67	Senior Loan	Sharon, MA	Multifamily	12/1/2021	56.9	56.9	56.9	8.4	+2.8%	3.7	$ 296,484 / unit	70%	3
68	Senior Loan	Queens, NY	Industrial	2/22/2022	55.3	55.3	52.7	13.7	+4.0%	0.9	$ 85 / SF	68%	3
69	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.2	+2.7%	4.1	$ 117 / SF	74%	3
70	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	48.5	48.5	46.3	12.5	+2.9%	4.0	$ 144,631 / unit	74%	3
71	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.9	43.9	41.2	10.0	+2.9%	4.0	$ 115,655 / unit	73%	3
72	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	10.2	+3.4%	3.8	$ 199,048 / unit	68%	3
73	Senior Loan	San Diego, CA	Multifamily	4/29/2022	203.0	40.0	39.2	7.0	+2.6%	4.1	$ 450,468 / unit	63%	3
74	Senior Loan[12]	New York, NY	Condo (Residential)	8/4/2017	20.1	20.1	20.1	20.1	+4.2%	0.1	$ 1,061 / SF	73%	3
75	Senior Loan	Denver, CO	Industrial	12/11/2020	15.4	15.4	9.5	3.3	+3.8%	2.8	$ 47 / SF	61%	3
Total / Weighted Average					**$13,175.4**	**$9,280.4**	**$7,917.2**	**$1,845.0**	**+3.3%**	**3.2**		**66%**	**3.2**
CMBS B-Pieces													
1	RECOP I[13]	Various	Various	2/13/2017	n.a.	40.0	35.7	35.7	4.7%	6.2	n.a.	58%	n.a.
Total / Weighted Average						**40.0**	**35.7**	**35.7**	**4.7%**	**6.2**		**58%**	
Real Estate Owned													
1	Real Estate Asset	Portland, OR	Retail	12/16/2021	n.a.	n.a.	81.1	81.1	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**81.1**	**81.1**					
Portfolio Total / Weighted Average						**9,320.4**	**8,034.0**	**1,961.8**	**8.2%**	**3.2**		**66%**	**3.2**

*See footnotes on subsequent page

KREF

18

19 Portfolio Details (1) Our total portfolio represents the current principal amount on senior and mezzanine loans, net equity in RECOP I, which holds CMBS B-Piece investments, and net carrying value of our sole REO investment. Excludes one impaired mezzanine loan with an outstanding principal of $5.5 million that was fully written off. For Senior Loan 12, the total whole loan is $375.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the loan or $187.5 million, of which $150.0 million in senior notes were syndicated to a third party. Post syndication, we retained a mezzanine loan with a commitment of $37.5 million, fully funded as of March 31, 2023, at an interest rate of L+7.9%. For Senior Loan 20, the total whole loan is $509.9 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $25.0 million, of which $21.2 million was funded as of March 31, 2023, at an interest rate of L+12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; and (ii) the cost basis of our investments in RECOP I and REO. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by net equity for our RECOP I CMBS B-Pieces. Non-Senior Loan 1 and risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over the relevant floating benchmark rates, which include LIBOR and Term SOFR, as applicable to each loan. As of March 31, 2023, 36.2% and 63.8% of our loans by principal amount earned a floating rate of interest indexed to Term SOFR and LIBOR, respectively. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 7, 23, 24, 29, 34, 44, 56, and 75, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for mezzanine loans, LTV is based on the current balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk rated-5 loans. For Senior Loans 16 and 74, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost. For Senior Loans 2, 3, 7, 23, 24, 29, 34, 44, 56, and 75, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations. (10) For Senior Loan 24, the total whole loan facility is $283.6 million, co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility or $141.8 million. The facility is comprised of individual cross-collateralized whole loans. As of March 31, 2023, there were ten underlying senior loans in the facility with a commitment of $141.8 million and outstanding principal of $91.6 million. (11) For Senior Loan 33, Total Whole Loan, Committed Principal Amount, and Current Principal Amount excludes junior mezzanine notes with a total outstanding principal of $25.0 million that was fully written off. (12) For Senior Loan 74, Loan per SF of $1,061 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,321 based on allocating the full amount of the loan to only the residential units. (13) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

20 Fully Extended Loan Maturities (1) Excludes CMBS B-Pieces held through an equity method investment Fully Extended Loan Maturities(1) ($ in Millions) $345 $845 $578 $3,068 $2,979 $103 2023 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Fully extended weighted average loan maturity of 3.2 years(1)

21 Consolidated Balance Sheets (1) Includes $83 million and $151 million held in collateralized loan obligation as of March 31, 2023 and December 31, 2022, respectively (in thousands - except share and per share data) March 31, 2023 December 31, 2022 Assets Cash and cash equivalents(1) $ 254,096 $ 239,791 Commercial real estate loans, held-for-investment 7,612,238 7,494,138 Less: Allowance for credit losses (167,360) (106,974) Commercial real estate loans, held-for-investment, net 7,444,878 7,387,164 Real estate owned, net 81,100 80,231 Accrued interest receivable 40,512 39,005 Equity method investments 35,719 36,849 Other assets 19,726 19,281 Total Assets $ 7,876,031 $ 7,802,321 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,875,261 $ 3,748,691 Collateralized loan obligations, net 1,937,602 1,935,592 Secured term loan, net 336,464 336,828 Convertible notes, net 143,579 143,237 Dividends payable 29,711 29,711 Accrued interest payable 21,699 17,859 Other liabilities 10,112 10,245 Due to affiliates 8,458 8,722 Total Liabilities 6,362,886 6,230,885 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of March 31, 2023 and December 31, 2022); liquidation preference of $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (75,080,707 shares issued; 69,095,011 shares outstanding as of March 31, 2023 and December 31, 2022) 691 691 Additional paid-in capital 1,811,135 1,808,983 Accumulated deficit (202,024) (141,503) Repurchased stock (5,985,696 shares repurchased as of March 31, 2023 and December 31, 2022) (96,764) (96,764) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,513,169 1,571,538 Noncontrolling interests in equity of consolidated joint venture (24) (102) Total Equity 1,513,145 1,571,436 Total Liabilities and Equity $ 7,876,031 $ 7,802,321

22 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Net Interest Income Interest income $ 152,530 $ 143,508 $ 73,230 Interest expense 105,976 91,592 32,459 Total net ineterest income 46,554 51,916 40,771 Other Income Revenue from real estate owned operations 2,246 2,417 2,629 Income (loss) from equity method investments (347) 820 1,886 Other income 2,711 1,576 1,915 Total other income 4,610 4,813 6,430 Operating Expenses General and administrative 4,690 4,576 4,446 Provision for (reversal of) credit losses, net 60,467 21,189 (1,218) Management fees to affiliate 6,523 6,578 6,007 Incentive compensation to affiliate 1,811 634 — Expenses from real estate owned operations 2,758 3,593 2,554 Total operating expenses 76,249 36,570 11,789 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, and Participating Securities' Share in Earnings (25,085) 20,159 35,412 Income tax expense 169 58 — Net Income (Loss) (25,254) 20,101 35,412 Net income (loss) attributable to noncontrolling interests (177) (227) (56) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (25,077) 20,328 35,468 Preferred stock dividends 5,326 5,326 5,326 Participating securities' shares in earnings 407 400 346 Net Income (Loss) Attributable to Common Stockholders $ (30,810) $ 14,602 $ 29,796 Net Income (Loss) Per Share of Common Stock, Basic $ (0.45) $ 0.21 $ 0.47 Net Income (Loss) Per Share of Common Stock, Diluted $ (0.45) $ 0.21 $ 0.46 Weighted Average Number of Shares of Common Stock Outstanding, Basic 69,095,011 69,109,790 63,086,452 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 69,095,011 69,109,790 69,402,626 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings

(in thousands - except share and per share data)	Three Months Ended					
	March 31, 2023	Per Diluted Share[1]	December 31, 2022	Per Diluted Share[1]	March 31, 2022	Per Diluted Share[1]
Net Income (Loss) Attributable to Common Stockholders	**$ (30,810)**	**$ (0.45)**	**$ 14,602**	**$ 0.21**	**$ 29,796**	**$ 0.46**
Per share impact from exclusion of potentially issuable shares under assumed conversion of the Convertible Notes[2]						0.01
Adjustments						
Non-cash equity compensation expense	2,152	0.03	1,494	0.02	2,126	0.03
Unrealized (gains) or losses,net [3]	1,173	0.02	(25)	—	(1,032)	(0.02)
Provision for (reversal of) credit losses, net	60,467	0.88	21,189	0.31	(1,218)	(0.02)
Non-cash convertible notes discount amortization	89	—	91	—	89	—
Distributable Earnings before realized loss on loan write-offs	**$ 33,071**	**$ 0.48**	**$ 37,351**	**$ 0.54**	**$ 29,761**	**$ 0.47**
Realized loss on loan write-offs[4]	—	—	(25,000)	(0.36)	—	—
Distributable Earnings	**$ 33,071**	**$ 0.48**	**$ 12,351**	**$ 0.18**	**$ 29,761**	**$ 0.47**
Weighted average number of shares of common stock outstanding, diluted[2]	69,095,011		69,109,790		63,086,452	

(1) Numbers presented may not foot due to rounding
(2) Diluted weighted average common shares outstanding for Distributable Earnings excludes 6,316,174 potentially issuable shares under assumed conversion of the Convertible Notes
(3) Includes primarily unrealized mark-to-market adjustment to CMBS B-Pieces held through an equity method investment
(4) Includes a $25 million write-off on a portion of a $161 million defaulted senior office loan that was deemed uncollectible during the three months ended December 31, 2022

KREF

23

24 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. The weighted average diluted shares outstanding used for purposes of calculating Distributable Earnings per diluted weighted average share has been adjusted from the weighted average diluted shares outstanding under GAAP to exclude potential shares that may be issued upon the conversion of the Convertible Notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs, which we believe is a useful presentation for investors. We believe that excluding shares issued in connection with a potential conversion of the Convertible Notes from our computation of Distributable Earnings per diluted weighted average share is useful to investors for various reasons, including: (i) conversion of Convertible Notes to shares would require the holder of a note to elect to convert the Convertible Note and for us to elect to settle the conversion in the form of shares, and we currently intend to settle the Convertible Notes in cash; (ii) future conversion decisions by note holders will be based on our stock price in the future, which is presently not determinable; and (iii) we believe that when evaluating our operating performance, investors and potential investors consider our Distributable Earnings relative to our actual distributions, which are based on shares outstanding and not shares that might be issued in the future. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.